UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2026

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 E Tarpon Ave,

Tarpon Springs, FL 34689

(Address of principal executive offices)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Equity Line of Credit

Common Stock Purchase Agreement

On January 28, 2026, Allarity Therapeutics, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Tumim Stone Capital LLC, a Delaware limited liability company (the “Investor”).

Pursuant to the Purchase Agreement, the Company has the right, but not the obligation, to sell to the Investor up to the lesser of: (a) $6,000,000 of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (b) the Exchange Cap (as defined below), from time to time, at the Company’s sole discretion (each such sale, a “VWAP Purchase”) by delivering an irrevocable written notice to the Investor (each such notice, a “VWAP Purchase Notice”). The Company shall be permitted to deliver a VWAP Purchase Notice to Investor during the period commencing on the Commencement Date (as defined in the Purchase Agreement), subject to the terms and conditions set forth therein, and unless the Purchase Agreement is earlier terminated in accordance with its terms. Any sales of Common Stock pursuant to the Purchase Agreement will be subject to the limitations imposed by General Instruction I.B.6 of Form S-3.

The shares of Common Stock purchased pursuant to a VWAP Purchase will be purchased at the VWAP Purchase Price, which shall equal (i) 95% of the lowest daily dollar volume-weighted average price for the Common Stock during the One-Day VWAP Purchase Valuation Period (as defined in the Purchase Agreement) or (ii) 97% of the lowest daily dollar volume-weighted average price for the Common Stock during the Three-Day VWAP Purchase Valuation Period (as defined in the Purchase Agreement), in each case subject to the terms and conditions set forth therein. The maximum number of shares of Common Stock that may be required to be purchased pursuant to a VWAP Purchase Notice (i) if using a one-day VWAP Purchase Valuation Period to determine the VWAP Purchase Price, such number of shares of Common Stock equal to the lower of: (A) 25% of the average daily trading volume in the Common Stock on the Trading Market (or, in the event the Common Stock is then listed on an Eligible Market, 25% of the average daily trading volume in the Common Stock on such Eligible Market) for the five (5) consecutive Trading Day period ending on (and including) the Trading Day immediately preceding the applicable VWAP Purchase Exercise Date for such VWAP Purchase; or (B) such number of shares equal to $1,000,000 worth of Common Stock, each share valued at the VWAP Purchase Price; or, (ii) if using a three-day VWAP Purchase Valuation Period to determine the VWAP Purchase Price, such number of shares of Common Stock equal to the lower of: (A) 40% of the average daily trading volume in the Common Stock on the Trading Market (or, in the event the Common Stock is then listed on an Eligible Market, 25% of the average daily trading volume in the Common Stock on such Eligible Market) for the five (5) consecutive Trading Day period ending on (and including) the Trading Day immediately preceding the applicable VWAP Purchase Exercise Date for such VWAP Purchase; or (B) such number of shares equal to $2,000,000 worth of Common Stock, each share valued at the VWAP Purchase Price (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable period).

The Investor’s purchases of shares of Common Stock under the Purchase Agreement, if any, will be subject to certain limitations, including that the Investor may not purchase shares that would result in it (together with its affiliates) owning more than 4.99% (or, at the election of the Investor, 9.99%) of the then-issued and outstanding shares of Common Stock. In addition, unless stockholder approval of a waiver of the Exchange Cap (as defined below) is obtained, the Company shall not issue or sell any shares of Common Stock pursuant to the Purchase Agreement, if, after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to the Purchase Agreement and the transactions contemplated thereby would exceed $1.20 (representing 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement) (such maximum number of shares, the “Exchange Cap”). However, the Exchange Cap shall not be applicable for any purposes of the Purchase Agreement and the transactions contemplated thereby, to the extent that (and only for so long as) the average price of all applicable sales of Common Stock under the Purchase Agreement equals or exceeds 3,214,588 which is the Minimum Price (as defined in the Purchase Agreement). Pursuant to the Purchase Agreement, the Company is required to submit to its stockholders, at the Company’s next annual meeting of stockholders, proposals to approve a waiver of the Exchange Cap and, if necessary, an increase in the authorized number of shares of Common Stock. As consideration for the Investor’s commitment to purchase shares of Common Stock, the Company paid $45,000 to the Investor as a commitment fee (the “Commitment Fee”) upon the execution of the Purchase Agreement.

The Purchase Agreement is filed as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the terms of the Purchase Agreement do not purport to be complete and is qualified in their entirety by reference to such exhibit.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of such Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

No Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Common Stock Purchase Agreement, dated as of January 28, 2026, by and between the Company and Tumim Stone Capital, LLC.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

Date: January 28, 2026	By:	/s/ Thomas H. Jensen
Thomas H. Jensen
Chief Executive Officer

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